Exhibit 99.1

Strayer Education Inc.

Making Education Achievable for Working Adults

FOR IMMEDIATE RELEASE

For more information contact:
Daniel Jackson, Executive Vice President and
Chief Financial Officer
(703) 713-1862
daniel.jackson@strayer.edu

Strayer Education, Inc. Schedules

Second Quarter 2018 Earnings Conference Call

Higher Learning Commission Issues Approval of Change of Ownership

HERNDON, Va., July 9, 2018 - Strayer Education, Inc. (NASDAQ: STRA) today announced that it will host a conference call to discuss its second quarter earnings on Wednesday, August 1, 2018 at 10:00 a.m. ET. A news release outlining the financial results will be issued before the market opens the same day.

The Company also announced that Capella University received notice that its regional accreditor, the Higher Learning Commission, has approved the change of ownership of Capella University in connection with the merger between Capella University’s parent company, Capella Education Company, and Strayer Education, Inc., the parent company of Strayer University, which will change its name to Strategic Education, Inc. The merger is expected to close on or before August 1, 2018.

To participate in the live call on August 1, investors should dial (877) 303-9047 ten minutes prior to the start time. In addition, the call will be available via webcast. To access the live webcast of the conference call, please go to www.strayereducation.com 15 minutes prior to the start time of the call to register. Following the call, the webcast will be available at www.strayereducation.com.

About Strayer Education, Inc.

Strayer Education, Inc. (NASDAQ: STRA) is educating a more competitive and qualified workforce by solving higher education’s most challenging problems. It includes Strayer University, a regionally accredited institution that delivers affordable degree programs for working adults, and a Top 25 Princeton Review-ranked executive MBA program through the Jack Welch Management Institute. Non-degree web and mobile application development courses are offered through the New York Code + Design Academy. Strayer also transforms the workforces of its corporate partners through customized degree and professional development programs. By deploying innovative teaching methods and technologies that enhance student learning outcomes, Strayer makes it possible for working adults to acquire the skills they need to succeed in today’s rapidly changing economy.

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Forward Looking Statements

This communication contains certain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such statements may be identified by the use of words such as “expect,” “estimate,” “assume,” “believe,” “anticipate,” “will,” “forecast,” “outlook,” “plan,” “project,” or similar words and may include statements with respect to, among other things, the proposed merger of a wholly-owned subsidiary of Strayer with and into Capella (the “Merger”), including the expected timing of completion of the Merger; the anticipated benefits of the Merger, including estimated synergies; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. The statements are based on Strayer’s and Capella’s current expectations and are subject to a number of assumptions, uncertainties and risks. In connection with the safe-harbor provisions of the Reform Act, Strayer and Capella have identified important factors that could cause Strayer’s or Capella’s actual results to differ materially from those expressed in or implied by such statements. The assumptions, uncertainties and risks include:

Risks Related to the Merger:

•                  the risk that the Merger may not be completed in a timely manner or at all due to the failure to satisfy conditions to completion of the Merger;

•                  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

•                  the outcome of any legal proceeding that may be instituted against Strayer, Capella and others following the announcement of the Merger;

•                  the amount of the costs, fees, expenses and charges related to the Merger;

•                  the risk that the benefits of the Merger, including expected synergies, may not be fully realized or may take longer to realize than expected;

•                  the risk that the Merger may not advance the combined company’s business strategy and growth strategy;

•                  the risk that the combined company may experience difficulty integrating Strayer’s and Capella’s employees or operations;

•                  the potential diversion of Strayer’s and Capella’s management’s attention resulting from the proposed Merger; and

•                  other risks and uncertainties identified in Strayer’s and Capella’s filings with the SEC;

Risks Related to Our Business:

•                  the pace of growth of student enrollment;

•                  our continued compliance with Title IV of the Higher Education Act, and the regulations thereunder, as well as regional accreditation standards and state regulatory requirements;

•                  rulemaking by the Department of Education and increased focus by the U.S. Congress on for-profit education institutions;

•                  competitive factors;

•                  risks associated with the opening of new campuses;

•                  risks associated with the offering of new educational programs and adapting to other changes;

•                  risks relating to the timing of regulatory approvals;

•                  our ability to implement our growth strategy;

•                  risks associated with the ability of our students to finance their education in a timely manner; and

•                  general economic and market conditions.

Actual results may differ materially from those projected in the forward-looking statements. Strayer and Capella undertake no obligation to update or revise forward-looking statements.

Additional Information and Where to Find It

Investors and security holders are urged to carefully review and consider each of Strayer’s and Capella’s public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Strayer with the SEC may be obtained free of charge at Strayer’s website at www.strayereducation.com, in the “Investor Relations” tab at the top of the page, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Strayer by requesting them in writing to 2303 Dulles Station Boulevard, Herndon, VA 20171. The documents filed by Capella with the SEC may be obtained free of charge at Capella’s website at www.capellaeducation.com, in the “Investor Relations” tab at the top of the page, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Capella by requesting them in writing to 225 South 6th Street, 9th Floor, Minneapolis, Minnesota 55402.

In connection with the proposed Merger, on November 20, 2017, Strayer filed a registration statement on Form S-4 with the SEC which included a joint proxy statement of Strayer and Capella and a prospectus of Strayer. The registration statement was amended on December 4, 2017 and declared effective on December 8, 2017. On January 19, 2018 at their respective special meetings, Strayer’s stockholders approved the issuance of Strayer common stock and the amendment and restatement of Strayer’s charter, each in connection with the Merger, and Capella shareholders approved the Agreement and Plan of Merger, dated as of October 29, 2017, by and among Strayer, Capella and Sarg Sub Inc. INVESTORS AND SECURITY HOLDERS OF STRAYER AND CAPELLA ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders can obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Strayer or Capella as described above. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

No Offer or Solicitations

This press release shall not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.